UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 18, 2020

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive,	Monroe,	Michigan	48162-5138
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (734) 242-1444

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.
On August 18, 2020, La-Z-Boy Incorporated (the “Company”) issued a news release to report the Company’s financial results for the fiscal year ended July 25, 2020. A copy of the news release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01  Regulation FD Disclosure.
On August 18, 2020, the Company issued a news release announcing the reinstatement of a regular quarterly dividend to shareholders of $0.07 per share, which will be paid on September 15, 2020, to shareholders of record as of September 3, 2020. A copy of the news release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information in Items 2.02 and 7.01 of this report and the related exhibit (Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.
    (d)        The following exhibits are furnished as part of this report:

Description
99.1	News Release Dated August 18, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: August 18, 2020

BY:/s/Lindsay A. Barnes
Lindsay A. Barnes Vice President, Corporate Controller, Chief Accounting Officer and Treasurer